Mine restoration provisions	12 Months Ended
Dec. 31, 2024
Disclosure Of Provisions [Abstract]
Mine restoration provisions	Mine restoration provisions
The Company’s mine restoration provisions consist primarily of costs associated with mine reclamation and closure activities. These activities, which are site specific, generally include costs for earthworks, including detoxification and recontouring, revegetation, water treatment, demolition and removal of items from site where required. In calculating the present value of the Company’s mine restoration provisions as at December 31, 2024, management used a risk-free rate applicable to each location’s functional currency ranging from 4.55% to 4.62% and a long-term inflation rate of 2.3%. The undiscounted cash flows, before inflation adjustments to settle the mine restoration provisions were estimated at approximately $187 million at December 31, 2024 (2023 - $130 million). Due to the nature of mine closure plans, cash expenditures are expected to occur over a significant period of time with the majority of the expenditures expected to occur in the years from 2033 to 2039.

The following table shows the movement in the provision for mine restoration provisions:

	2024	2023
	$	$

Balance, beginning of year	107,657	101,113
Reclamation spending	(2,088)	(2,297)
Accretion expense	4,305	4,011
Change in obligation	37,837	(281)
Liabilities acquired	—	5,111
Balance, end of year	147,711	107,657
Less: current portion	(7,170)	(3,050)
	140,541	104,607